UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2016

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Farnsworth Street, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (617) 443-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 1, 2016, General Electric Company ("GE" or the "Company") filed with the Secretary of State of New York a Certificate of Change (the "Certificate of Change") to its restated Certificate of Incorporation (the "Certificate of Incorporation").

The Certificate of Change amends GE's Certificate of Incorporation to reflect the relocation of GE's headquarters and to provide that the Secretary of State of New York, as the Company's agent for service of process, shall mail a copy of any process served upon him or her to the Company's Vice President, Litigation, at 41 Farnsworth Street, Boston, Massachusetts 02210.

A copy of the Certificate of Change is included as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is filed herewith:
Exhibit 3.1	Certificate of Change to GE's Certificate of Incorporation updating the address for service of process, dated September 1, 2016.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: September 1, 2016	/s/ Christoph A. Pereira
Christoph A. Pereira Vice President, Chief Corporate, Securities & Finance Counsel

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